Exhibit 99.1

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[LOGO]	INVESTOR PRESENTATION

[LOGO]

June 2004

Forward Looking Statements

Statements Contained in This Presentation Which Are Not Historical Facts Could Be Considered Forward-looking Statements. Such Forward-looking Statements Are Made Pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995.  Actual Results May Differ Materially From Anticipated Results.  Forward-looking Statements Involve Risks and Uncertainties Including the Effects of Government Budgets and Requirements, Economic Conditions, Competitive Environment and Timing of Awards and Contracts, in Addition to Other Factors Described in the Company’s Filings With the Securities and Exchange Commission Including the Most Recent 10-K.

Executive Summary

Corporate Profile

Stewart & Stevenson is a Leading Manufacturer, Service Provider, and Distributor of Industrial and Energy Related Equipment, Medium Tactical Vehicles for the U.S. Army and Aviation Ground Support Equipment.

•                  Headquartered in Houston, Texas

•                  $1.2 Billion Sales FY2003

•                  3,300 Employees

•                  Five Business Segments

FY2003 Sales Breakdown

[CHART]

*Currently Pursuing a Sale of this Business

Strategic Update:  “Back to Basics”

•                  Max Lukens Appointed CEO in September 2003

•                  Initiated Immediate Strategic Review of All Primary Businesses

•                  Refocused Primary Operating Metrics and Management Incentive Measurements to Return on Net Capital Employed (“RONCE”)

•                  Implemented Numerous Actions Aimed at Improving Overall Productivity, Restoring Profitability and Enhancing Shareholder Value

•                  Announced Decision to Pursue Sale of TUG Airline Segment

•                  Continuing to Evaluate Potential at EPD

Our Goal is for Each Business to Deliver RONCE at or Above the Weighted Average Cost of Capital for the Corporation

Fiscal 2004 and Beyond

•                  First Quarter 2004  Results of $0.19 Per Share Reflect the Positive Impact of the Actions We Have Taken

•                  Return to profitability for the corporation

•                  Breakeven results for Power Products

•                  Positive cash generation

•                  Improving results in the Airline Products segment

•                  TVS continuing to generate solid results

•                  Continued Improvement is Essential

•                  Continuing to take actions to reduce cost and improve results in all segments

•                  Leveraging Our Success at TVS With the FMTV

•                  U.K. MOD proposal outcome expected in June

•                  Other opportunities with other customers and products being pursued

•                  Our Solid Balance Sheet and Strong Liquidity Provide Us the Platform to Continue our Efforts

•                  $106 million of cash; $28 million of debt

•                  $597 million in assets

We Will Not Stop Driving Change Until We Reach Our Goal of Acceptable Returns in All of Our Business Segments

Segment
Overview & Update

Power Products

[GRAPHIC]

•                  Significant Class 8 and Specialty Vehicle Engine, Transmission, and Truck Parts & Service Business

•                  Equipment, Parts, Rental, Service Solutions

•                  Over 40 Service Locations

•                  Over 700 Service Techs

•                  Organized into Four Domestic Regions and One International Region

•                  New Orleans

•                  Houston

•                  Dallas

•                  Denver

•                  South America

FY2003 Sales Breakdown

[CHART]

$510 Million Total Sales

Power Products — Segment Highlights

•                  Don Kyle Named President in January, 2004

•                  Executed New Contracts with Detroit Diesel And DaimlerChrysler for Distribution and Servicing of Diesel Engine Products

•                  Reorganized Fourteen Customer Service Regions to Four Domestic Regions

•                  Exited Thermo King Product Offering

•                  Disposed Of Wheelchair Lift Manufacturing Business

•                  Disposed Of Mercruiser Product Offering

•                  Closed Four Underperforming Branch Locations

•                  Reduced Headcount by Approximately 350, Principally in Administrative Positions

•                  Implemented Programs to Liquidate Slow Moving Inventory

•                  Transferred Hybrid Bus Refurbishment Operation to Engineered Products Segment

•                  Decision Made to Exit Internal Transportation Business

Achieved Annual Cost Savings in Excess of  $20 Million

Tactical Vehicle Systems

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OVERVIEW

•                  Denny Dellinger, President Since February, 2001

•                  Located in Sealy, Texas – 60 Miles West of Houston

•                  551 thousand square foot facility

•                  Includes test track that replicates U.S. Army’s Aberdeen Test Facility

•                  Sole Source Provider of 2½-Ton & 5-Ton Family of Medium Tactical Vehicles (FMTV) to US Army Since 1991

•                  Fifteen Vehicle Variants with 85% Component Commonality

•                  Over 23,000 Vehicles Delivered

•                  TVS was Awarded the Next Multi-Year FMTV Contract by the U.S. Army in 2003 for Production Of Up to 11,000 Vehicles Over 5 Year Period

•                  Production expected to begin October 2004

•                  Option for 12,000 additional vehicles

[GRAPHIC]

Tactical Vehicle Systems — Segment Highlights

•                  Transition to Production Under New FMTV contract – Second Half 2004

•                  Integrate fabrication to further enhance quality and reduce cost

•                  Broadened Product Offering

•                  Gained Exclusive Right to Market Mercedes-Benz Military G-Wagen Series of Vehicles to U.S. Government Agencies

•                  United Kingdom, Ministry of Defense Bid for Over 8,000 Newly Designed Vehicles Pending

•                  Multi-year production contract for over 8,000 trucks valued at over $1 Billion

•                  Preferred bidder announcement expected in June 2004

•                  Additional Sales of FMTV Targeted to Other Branches of the US Military and Allied Governments

Leveraging The Success Of Our Industry-leading FMTV Vehicles Will Enable S&S To Pursue Opportunities In Other Markets With Similar Products

Engineered Products

[GRAPHIC]

•      Mark Whitman Named President in March, 2004

•      Located in Houston, Texas

•      Division Consists Of:

Petroleum Equipment

•      Equipment and Service Solutions for Land and Offshore Oil & Gas Applications

•                  Coil Tubing Systems

•                  Fracturing Systems

•                  Acidizing Systems

•      Significant International Sales Component

•      Technology Focus on Coil Tubing Systems, Electronic Controls, Engine Application

Utility Equipment

•      Equipment and Service Solutions for Specialty Vehicles in Niche Markets

•      Rail King Rail Car Movers

•                  Used for Railcar Switching Operations

•      Snow Removal

•                  Used by Airports & State/Local Highway Departments

•      Input/Output Seismic Vibrators

•                  Out Sourced Assembly for I/O, Inc.

•      Hybrid Bus Refurbishment

Engineered Products – Segment Highlights

•     Transferred Hybrid Bus Refurbishment Program from Power Products

•                  Evaluating market potential

•                  Production offers significantly lower fuel consumption, emissions and noise level

•                  Target market is domestic transit buses over five years old

•     Significant Cash Collected during First Quarter ‘04 Related to Fourth Quarter Shipments Last Year

•     Backlog Building from Year End Low of $20 Million to $31 Million at the End of the First Quarter

•     Opportunity to Utilize Facility in Northwest Houston to Support Other Businesses Within Stewart & Stevenson

Continuing to Assess Strategic Potential for this Segment

Distributed Energy Solutions Update

•                  Peter DeFronzo Named President  in March, 2004

•                  Fabrication Facilities Shared with Engineered Products at the Telge Road Facility in Houston, Texas

•                  Primary Business is Packaging High Horsepower Reciprocating Power Generation Equipment

•                  Utilize Detroit Diesel, Deutz, EMD and Other Engines

•                  Primary industrial power and emergency backup power in a mobile or stationary configuration

•                  Using Power Products sales and marketing infrastructure to seek new  orders

•                  Currently Exiting the Turnkey Engineering, Procurement, and Construction Activities in this Segment

•                  Will no longer engage in fixed-price turnkey power generation projects

•                  Will continue to package and market skid-mounted generator sets

•                  Turnkey exit to be substantially complete during Fiscal 2004

S&S Tug (Airline) Update

•                  Phil Joy, President Since January, 2002

•                  Manufacturer and Service Provider of Full Range of Aircraft Ground Support Systems:

•                  Baggage & Push Back Tractors

•                  Ground Power

•                  Belt Loaders

•                  Air Starts

•                  Air Conditioners

•                  Service Facilities on Airport Properties

•                  Technology Focus…Emissions, Electric Propulsion, Drive Train Systems

•                  Market Growth Through Electric Products, Regional Airlines, Military, and Specialty Material Handling

•                  Two Recent Contract Awards from U.S. Navy With Potential Value in Excess of $70 Million

•                  May 2004: Announced pursuit of sale of TUG Airline Segment

The Capital Invested In This Business Will be Redeployed To Other More Strategic Activities

Financial Summary

Corporate Financial Overview

•                  Strong Balance Sheet

•                  $597 million in total assets

•                  Cash, receivables, inventory and property, plant and equipment comprise 81% of the balance sheet

•                  $300 million shareholder equity

•                  Low Corporate Debt/Excellent Liquidity Profile

•                  $25 million of senior unsecured notes due 2006

•                  $106 million of cash short-term investments at end of first quarter

•                  Positive Cash Generation

•                  $44 million in cash provided from operations in first quarter 2004

•                  Low capital reinvestment rate

•                  Quarterly dividend paid for 60 consecutive quarters

•                  Improving Financial Results in First Quarter of 2004

•                  Sales of $304 million, net earnings of $5 million or $0.19 per share

First Quarter Results Reflect the Positive Impact of the Strategic Actions Implemented During the Second Half of 2003

First Quarter ‘04 Segment Financial Update

•                  Tactical Vehicle Systems

•                  $139 million in sales and $19 million operating profit versus $111 million in sales and $18 million profit last year

•                  Production under new contract beginning – decrease in second half sales likely

•                  Power Products

•                  $121 million in sales with breakeven results versus $126 million in sales and $3 million loss last year

•                  Significant improvement in results from previous quarters on lower sales

•                  Airline Products

•                  $23 million in sales with breakeven results ($295k loss) versus $14 million in sales and $2 million loss last year

•                  Pursuing sale of business

•                  Engineered Products

•                  $17 million in sales and $2 million operating loss versus $26 million in sales and breakeven ($408k loss) last year

•                  Strategic evaluation ongoing; to be completed mid-year 2004

•                  Distributed Energy Solutions

•                  $4 million in sales and $5 million operating loss versus $13 million in sales and $4 million loss last year

•                  Wind-down of EPC operations; sales and marketing of large gensets moving to Power Products

Continuing Effort to Improve Financial Performance in Each Business Segment

Corporate Governance

Corporate Governance

•                  Board Includes a Substantial Majority of Independent Outside Directors

•                  Positions of Chairman (Non-Executive) and CEO are Separate

•                  Audit, Compensation and Governance Committees Include Only Independent Outside Directors

•                  Active Audit Committee - With Detailed Charter

•                  Active Governance Committee - With Detailed Charter

•                  Written Policies – Revenue Recognition, Prohibited Sales Practices, Insider Trading, Etc.

•                  Board’s Interests Aligned With Stockholders Through Ownership

•                  Business Practices Function and Manual

•                  Visibility to Business Unit Financials (JDEdwards)

Summary

Fiscal 2004:  Management Commitment

•                  Continuing to Drive Out Costs While Maintaining Quality and Reliability of Our Products and Services

•                  Taking Necessary Actions in Each of Our Segments in Order to Improve Operations and Restore Profitability… Failing That Will Consider Exiting That Business at the Appropriate Time

•                  Strong Focus on Return on Net Capital Employed (RONCE)

•                  Improving Operational and Financial Performance

•                  Maintaining Strong Balance Sheet

•                  Strong Management Team

We Have Made

– And Will Continue To Make –

Substantial Progress Toward Our Goals

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Stewart & Stevenson

Services, Inc.